SCHEDULE 14A
                               (RULE 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|X|    Definitive Additional Materials
|_|    Soliciting Material Under Rule 14a-12


                             VISX, INCORPORATED
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              (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: common stock, $.01 par value per share

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

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     (2)   Form, Schedule or Registration Statement No.:

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     (3)   Filing Party:

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     (4)   Date Filed:

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                  IMPORTANT NOTICE FROM VISX, INCORPORATED

             USE THE ENCLOSED WHITE VOTER AUTHORIZATION FORM AS
             YOUR GOLD PROXY OR VOTE BY TELEPHONE OR INTERNET

                ANNUAL MEETING OF STOCKHOLDERS - MAY 4, 2001


DEAR VISX, INCORPORATED STOCKHOLDER:

Once again, we encourage you to vote by telephone or internet. It is faster and saves your company money. You can also vote by dating, signing and returning the enclosed white voter authorization form, which represents your gold proxy card, in the envelope provided.

IF YOU HAVE ANY QUESTIONS ABOUT TELEPHONE OR INTERNET VOTING OR NEED OTHER ASSISTANCE, PLEASE CALL MACKENZIE PARTNERS, INC., TOLL-FREE AT 800-322-2885 OR COLLECT AT 212-929-5500. THANK YOU FOR VOTING PROMPTLY.


     VOTE BY TELEPHONE                           VOTE BY INTERNET


CALL THE TOLL-FREE 1-800 NUMBER LISTED           WWW.PROXYVOTE.COM
ON THE ENCLOSED VOTING INSTRUCTION FORM

1. Review the enclosed proxy materials     1. Review the enclosed proxy
   and Voting Instruction Form.               materials and Voting
2. Call the toll-free phone number.           Instruction Form.
3. Enter your 12-digit control             2. Go to website www.proxyvote.com.
   number located in the top               3. Enter your 12-digit control
   line of the label containing               number located in the top line
   your name and address on the               of the label containing your
   accompanying Voting Instruction            name and address on the
   Form.                                      accompanying Voting Instruction
4. Follow the simple instructions.            Form.
                                           4. Follow the simple instructions.



Sincerely,
VISX, Incorporated